UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21043

Pioneer High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end: March 31, 2023

Date of reporting period: April 1, 2022 through September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High Income Fund, Inc.

Semiannual Report | September 30, 2022

Ticker Symbol: PHT

visit us: www.amundi.com/us

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

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In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Fund, Inc. during the six-month period ended September 30, 2022. Mr. Feltus, a Managing Director and Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Matthew Shulkin, a senior vice president and a portfolio manager at Amundi US, and Kenneth Monaghan, a Managing Director and Co-Director of High Yield, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended September 30, 2022?
A	Pioneer High Income Fund, Inc. returned -13.30% at net asset value (NAV) and -16.20% at market price during the six-month period ended September 30, 2022. During the same six-month period, the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA

Index), returned -10.58% at NAV. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Fund, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 44 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was -12.10%, while the same closed end fund Morningstar category’s average return at market price was -16.23%.

The shares of the Fund were selling at a 12.1% discount to NAV on September 30, 2022. Comparatively, the Fund’s shares were selling at a discount to NAV of 9.1% on March 31, 2022.

On September 30, 2022, the standardized 30-day SEC yield of the Fund’s shares was 11.86%*.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

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Q	How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2022?
A	All major segments of the fixed-income market, including high-yield corporate bonds, finished the six-month period well into negative territory. The main issue confronting the markets was accelerating inflation. The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March readout, prior to the start of the six-month period. This contrasted with the expectation put forth by the US Federal Reserve System (Fed) that rising inflation would be a “transitory” phenomenon. The Fed responded by aggressively increasing interest rates between May and September, bringing the federal funds rate target to a range of 3.00%–3.25%, versus 0.25%–0.50% at the beginning of the second calendar quarter. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps) and following up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted –with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

By late spring of 2022, the market had begun speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive, as it sought to bring inflation under control. If central banks such as the Fed cannot achieve a soft landing, the economy could slow into recessionary territory, thus putting pressure on corporate earnings and balance sheets, and possibly leading to increased defaults. These factors led corporate and other riskier bonds to experience spread widening. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The volatile market environment also had a negative effect on less-liquid securities (anything other than US Treasuries), as investors demanded more compensation to hold those types of investments, given rising base rates and default risk.

Geopolitical developments were another factor weighing heavily on investors' risk sentiment during the six-month period, including Russia’s ongoing war against Ukraine and the shuttering of China’s economy as the government implemented strict lockdowns in major cities as part of its “Zero-COVID” policy. Both crises served to exacerbate ongoing supply-chain pressures and threaten the global economic growth outlook.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 5

High-yield corporate bonds posted losses for the six-month period, as reflected in the -10.58% return for the Fund’s benchmark, the ICE BofA Index, though high-yield corporates did modestly outperform their more interest-rate-sensitive investment-grade counterparts over the period.

Q	What factors affected the Fund’s benchmark-relative performance during the six-month period ended September 30, 2022?
A	The Fund carries leveraged exposure to the high-yield corporate bond market, which acted as a key constraint on relative returns for the six-month period, given the market’s negative performance (the use of leverage tends to exacerbate the effects of market moves, in either direction). Before accounting for fees and the use of leverage, the Fund’s underlying performance outpaced that of the benchmark, but the use of leverage increased the downside effects of a negative market environment on relative results during the period, and so the Fund’s net return lagged the benchmark.

During the period, we kept the portfolio’s overall average duration lower than that of the ICE BofA Index, which helped reduce the Fund’s sensitivity to interest-rate moves. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) While the portfolio’s tilt toward lower-quality issues within its allocation to high-yield corporates detracted from the Fund’s relative returns for the period, due to the underperformance of “B” and “CCC” versus “BB” rated issues (where the Fund was underweight), the short-duration position reduced the “beta” of the portfolio, and aided the Fund’s relative performance for the period. (Beta measures an investment’s sensitivity to market movements in relation to an index. A beta of 1 indicates that the security’s price has moved with the market. A beta of less than 1 means that the security has been less volatile than the market. A beta of greater than 1 indicates that the security’s price has been more volatile than the market.)

In sector terms, the Fund’s overweight exposure to energy and transportation contributed positively to benchmark-relative performance for the period, while underweights to the insurance, automotive, and utility sectors detracted from relative returns. Security selection results were a slight positive for the Fund versus the benchmark overall during the six-month period, with selections within the insurance, energy, and

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real estate sectors benefiting relative performance. Conversely, security selection results detracted significantly from the Fund’s relative returns within the health care, services, and media sectors.

At the individual security level, detractors from the Fund’s relative performance over the six-month period included positions in Endo International, a drug company that defaulted on its debt, and Bausch Health, which struggled after spinning off a valuable asset (Bausch & Lomb), a move that had a negative effect on the value of the company’s bonds.

Individual positions that contributed positively to the Fund’s relative returns during the six-month period included DCP Midstream, an energy firm that benefited from rising energy prices and from being a potential credit-upgrade candidate. In addition, a position in Viking Cruises aided the Fund’s relative performance, benefiting from a combination of the bond’s shorter duration and the continued post-pandemic reopening of the economy.

Q	Did the Fund’s distributions** to shareholders change during the six-month period ended September 30, 2022?
A	While the Fund’s distribution rate remained at $0.06250 cents per share/per month throughout the six-month period, the dividend-generating ability of the portfolio suffered from a couple of developments.

First, the rising cost of leverage reduced the amount of funds available for distribution. Second, rising interest rates reduced the prices of the bonds held in the portfolio, which lowered the amount of money we could borrow to invest in the market. That, in turn, had the effect of lowering the earning power of the Fund. The eventual reinvestment of maturing bonds held in the portfolio at higher book yields (due to rising rates) may help, but that will only fully benefit the Fund in the medium term. Please note that the Fund has drawn on accumulated net investment income in paying the Fund’s distributions in recent periods, and these reserves may be depleted over time.

Q	How did the level of leverage in the Fund change during the six-month period ended September 30, 2022?
A	The Fund employs leverage through a credit agreement.

** Distributions and dividends are not guaranteed.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 7

As of September 30, 2022, 33.3% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 30.8% of the Fund’s total managed assets financed by leverage at the start of the six-month period on April 1, 2022. During the six-month period, the Fund decreased the absolute amount of funds borrowed by a total of $9 million, to $107.5 million as of September 30, 2022. The change in the percentage of the Fund’s total managed assets financed by leverage during the six-month period was the result of a decrease in the value of the Fund’s total managed assets.

Q	Did the Fund have any investments in derivative securities during the six-month period ended September 30, 2022? If so, did the investments have a material effect on the Fund’s performance?
A	Yes, we invested the Fund’s portfolio in forward foreign currency exchange contracts (currency forwards) during the period, which had a slight negative effect on relative performance. In addition, the Fund’s small position in credit-default swaps detracted modestly from relative returns.
Q	What is your investment outlook?
A	At the end of September 2022, the market was projecting the federal funds rate target range to reach a “terminal” level (or the end of the Fed’s tightening cycle) of at least 4.5% in 2023.

We believe US inflation will prove to be persistent, leading the Fed to keep interest rates higher for a longer period of time. Interest-rate-sensitive sectors such as housing will likely slow further and shed jobs, in our view, thus increasing unemployment and reducing economic activity. We expect economic duress to spread, and for the economy to enter a recession, probably toward the middle of 2023. As has typically happened during recessions, we think some high-yield bond issuers will end up in trouble, leading to increased defaults.

In our view, the economy will likely be on the upswing and the high-yield default rate headed lower at some point in 2024. Neither consumers nor corporations have been taking on excess debt, as we witnessed in previous market cycles. We are hopeful that by 2024 inflation will have fallen closer to the Fed’s targeted 2% area, which could allow the Fed to reverse its tightening of money conditions that we have seen throughout the 2022 calendar year.

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In that scenario, we expect the default rate to stay significantly lower than it was after the global financial crisis more than a decade ago, as the high-yield market is in a much better position today than during the run-up to the crisis in 2008. We base our view on the fact that “BB” rated issuers represent a significant weighting within the high-yield universe (at multi-year highs, in fact) versus “B” and “CCC” bonds, which are riskier. In addition, sectors such as autos and energy have experienced defaults that have had the effect of removing some of the weaker names from those sectors. In our view, the US economy will not be hurt by rising energy prices as much as other parts of the world, due to the country’s relative independence in energy production. However, we believe political tensions involving the US and China and Russia will remain high. In addition, we expect to see some stress in the leveraged loan market, as that is where most of the aggressive lending has occurred over the last few years.

With the direction of Fed policy still in play, we have continued to view the high-yield market with caution. We either want to see spreads widen to a point where the market has priced in a recession (which is not the case today), or for the Fed to “pivot” - the point when the Fed begins to signal easier monetary policies are ahead. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

We have been seeing more opportunities within special situations (such as debt restructurings). However, given the current bumpy outlook for the economy, we intend to continue being selective with regard to individual credits until we feel the market has begun to turn on a sustainable basis.

Please refer to the Schedule of Investments on pages 15–37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues,

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 9

armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social, and political conditions, which could increase volatility. These risks are magnified in emerging markets.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

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The Fund is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 11

Portfolio Summary | 9/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	ProFrac Holdings II, LLC, Term Loan, 10.007% (Term SOFR + 725 bps), 3/4/25	1.46%
2.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps),
	6/15/58 (144A)	1.31
3.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.31
4.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.30
5.	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 12.334%
	(1 Month USD LIBOR + 925 bps), 11/25/39 (144A)	1.30
6.	Hercules LLC, 6.50%, 6/30/29	1.18
7.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.17
8.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%,
	2/15/25 (144A)	1.17
9.	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	1.16
10.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%,
	1/15/28 (144A)	1.15

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Prices and Distributions | 9/30/22

Market Value per Share^
		9/30/22	3/31/22
Market Value		$6.46	$8.12
Discount		(12.11)%	(9.07)%

Net Asset Value per Share^
		9/30/22	3/31/22
Net Asset Value		$7.35	$8.93

Distributions per Share*: 4/1/22 - 9/30/22
	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
4/1/22–9/30/22	$0.3750	$ —	$ —

Yields
		9/30/22	3/31/22
30-Day SEC Yield		11.86%	8.70%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 13

Performance Update | 9/30/22

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Fund, Inc. during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	3.63%	-0.86%	3.86%
5 years	1.40	0.40	1.41
1 year	-16.09	-27.15	-14.06

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

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Schedule of Investments | 9/30/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 147.2%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.4% of Net Assets*(a)
Airlines — 0.3%
592,073	LATAM Airlines Group SA, Tranche A Facility, 9.666%
	(Term SOFR + 750 bps), 10/14/22	$ 597,006
	Total Airlines	$ 597,006
Auto Parts & Equipment — 0.6%
1,404,139	First Brands Group LLC, First Lien 2021 Term Loan,
	8.368% (Term SOFR + 500 bps), 3/30/27	$ 1,352,801
	Total Auto Parts & Equipment	$ 1,352,801
Metal Processors & Fabrication — 0.4%
1,128,600	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 7.702% (LIBOR + 400 bps), 10/12/28	$ 1,010,097
	Total Metal Processors & Fabrication	$ 1,010,097
Oil-Field Services — 2.1%
4,334,735	ProFrac Holdings II, LLC, Term Loan, 10.007% (Term
	SOFR + 725 bps), 3/4/25	$ 4,486,451
	Total Oil-Field Services	$ 4,486,451
Physical Practice Management — 0.4%
948,114	Team Health Holdings, Inc., Extended Term Loan,
	8.284% (Term SOFR + 525 bps), 3/2/27	$ 814,193
	Total Physical Practice Management	$ 814,193
Telecom Services — 0.6%
1,560,000	Patagonia Holdco LLC, Amendment No.1 Term Loan,
	8.386% (Term SOFR + 575 bps), 8/1/29	$ 1,251,900
	Total Telecom Services	$ 1,251,900
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $9,529,186)	$ 9,512,448

Shares
COMMON STOCKS — 0.5% of Net Assets
Airlines — 0.2%
57,203(b)	Grupo Aeromexico SAB de CV	$ 494,219
	Total Airlines	$ 494,219
Chemicals — 0.0%†
22	LyondellBasell Industries NV, Class A	$ 1,656
	Total Chemicals	$ 1,656
Oil, Gas & Consumable Fuels — 0.3%
21(b)	Amplify Energy Corp.	$ 138
802,650(b)	PetroQuest Energy, Inc.	341,126

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 15

Schedule of Investments | 9/30/22

(unaudited) (continued)

Shares		Value
Total Oil, Gas & Consumable Fuels — (continued)
12,271(b)	Summit Midstream Partners LP	$ 184,311
	Total Oil, Gas & Consumable Fuels	$ 525,575
Specialty Retail — 0.0%†
68,241(b)+^	Targus Cayman SubCo., Ltd.	$ 83,936
	Total Specialty Retail	$ 83,936
TOTAL COMMON STOCKS
	(Cost $1,959,626)	$ 1,105,386

Principal
Amount
USD ($)
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	3.4% of Net Assets
4,100,000(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 12.334% (1 Month USD LIBOR + 925 bps),
	11/25/39 (144A)	$ 3,988,398
710,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 8.281% (SOFR30A + 600 bps),
	10/25/41 (144A)	609,976
120,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2021-R02, Class 2B2, 8.481% (SOFR30A +
	620 bps), 11/25/41 (144A)	102,431
430,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7,
	Class B2, 10.081% (SOFR30A +
	780 bps), 11/25/41 (144A)	379,365
450,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3,
	Class B2, 8.531% (SOFR30A +
	625 bps), 9/25/41 (144A)	352,325
610,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class B2, 10.781% (SOFR30A +
	850 bps), 2/25/42 (144A)	535,999
1,350,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 13.584%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	1,442,992
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $7,966,397)	$ 7,411,486
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 4.4% of Net Assets
500,000(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	17.464% (1 Month USD LIBOR +
	1,490 bps), 11/19/22 (144A)	$ 500,000
605,000(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	15.66% (1 Month USD LIBOR +
	1,310 bps), 6/22/23 (144A)	605,000

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)			Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES — (continued)
1,500,000(a)		Capital Funding Mortgage Trust, Series 2021-19, Class B,
17.77% (1 Month USD LIBOR +
		1,521 bps), 11/6/23 (144A)	$ 1,463,972
1,217,488(c)		FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%,
		10/25/27 (144A)	1,101,014
1,500,000(a)		FREMF Mortgage Trust, Series 2019-KS12, Class C, 9.453%
		(1 Month USD LIBOR + 690 bps), 8/25/29	1,342,634
839,046(a)		FREMF Mortgage Trust, Series 2020-KF74, Class C, 8.803%
		(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	817,089
790,775(a)		FREMF Mortgage Trust, Series 2020-KF83, Class C, 11.553%
		(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	765,120
1,175,000(a)		Med Trust, Series 2021-MDLN, Class G, 8.068% (1 Month
		USD LIBOR + 525 bps), 11/15/38 (144A)	1,081,102
2,500,000		Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
		Class E, 3.00%, 5/15/48 (144A)	1,723,173
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $10,037,240)	$ 9,399,104
CONVERTIBLE CORPORATE BONDS — 2.5% of
Net Assets
Banks — 0.0%†
IDR	1,422,679,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 9,530
		Total Banks	$ 9,530
Chemicals — 1.7%
4,000,000(d)		Hercules LLC, 6.50%, 6/30/29	$ 3,635,365
		Total Chemicals	$ 3,635,365
Entertainment — 0.4%
655,000(e)		DraftKings Holdings, Inc., 3/15/28	$ 422,762
449,000		IMAX Corp., 0.50%, 4/1/26	369,886
		Total Entertainment	$ 792,648
Internet — 0.0%†
135,000		Perficient, Inc., 0.125%, 11/15/26 (144A)	$ 99,900
		Total Internet	$ 99,900
Pharmaceuticals — 0.3%
1,300,000		Tricida, Inc., 3.50%, 5/15/27	$ 696,150
		Total Pharmaceuticals	$ 696,150
REITs — 0.1%
235,000		Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 194,815
		Total REITs	$ 194,815
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $5,502,767)	$ 5,428,408

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 17

Schedule of Investments | 9/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		CORPORATE BONDS — 117.9% of Net Assets
		Advertising — 2.3%
2,090,000		Clear Channel Outdoor Holdings, Inc., 7.50%,
		6/1/29 (144A)	$ 1,515,250
900,000		Clear Channel Outdoor Holdings, Inc., 7.75%,
		4/15/28 (144A)	679,500
2,010,000		Stagwell Global LLC, 5.625%, 8/15/29 (144A)	1,653,366
1,445,000		Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	1,186,425
		Total Advertising	$ 5,034,541
		Aerospace & Defense — 1.9%
2,150,000		Bombardier, Inc., 6.00%, 2/15/28 (144A)	$ 1,798,850
960,000		Bombardier, Inc., 7.125%, 6/15/26 (144A)	880,483
1,210,000		Howmet Aerospace, Inc., 6.875%, 5/1/25	1,218,821
218,000		Triumph Group, Inc., 8.875%, 6/1/24 (144A)	215,360
		Total Aerospace & Defense	$ 4,113,514
		Airlines — 4.8%
420,000		Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 395,850
355,000		Delta Air Lines, Inc., 7.375%, 1/15/26	358,861
3,255,000		Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	2,847,960
1,311,000		Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.50%, 6/20/27 (144A)	1,283,181
3,960,000		Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	3,614,054
EUR	2,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	1,754,205
		Total Airlines	$ 10,254,111
		Auto Manufacturers — 0.7%
1,735,000		JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 1,604,875
		Total Auto Manufacturers	$ 1,604,875
		Auto Parts & Equipment — 0.7%
1,798,000		Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 1,582,278
		Total Auto Parts & Equipment	$ 1,582,278
		Banks — 2.3%
600,000(c)(f)		Bank of America Corp., 6.50% (3 Month USD
		LIBOR + 417 bps)	$ 588,722
700,000(c)(f)		Credit Suisse Group AG, 7.50% (5 Year USD Swap
		Rate + 460 bps) (144A)	643,125
1,931,000		Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,689,625
1,680,000		Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,388,078
675,000(c)(f)		Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap
		Rate + 546 bps) (144A)	561,259
		Total Banks	$ 4,870,809

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Biotechnology — 0.3%
EUR	745,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 597,836
		Total Biotechnology	$ 597,836
		Building Materials — 1.5%
	470,000	Cornerstone Building Brands, Inc., 6.125%,
		1/15/29 (144A)	$ 262,260
	424,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	379,480
	815,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc.,
		9.50%, 4/15/30 (144A)	682,579
	2,062,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	1,877,126
		Total Building Materials	$ 3,201,445
		Chemicals — 4.4%
	910,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 607,425
	1,355,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	1,016,250
EUR	885,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	650,737
	2,250,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	2,439,800
	831,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	733,482
	470,000	Olin Corp., 9.50%, 6/1/25 (144A)	502,418
	2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	2,037,185
	2,030,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,502,200
		Total Chemicals	$ 9,489,497
		Commercial Services — 6.3%
	495,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.00%, 6/1/29 (144A)	$ 319,460
	350,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	311,938
	1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	1,565,873
	790,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	333,649
	2,116,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	1,551,436
	2,059,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	1,806,412
	319,000	Herc Holdings, Inc., 5.50%, 7/15/27 (144A)	287,100
	915,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	762,643
	1,760,000	PECF USS Intermediate Holding III Corp., 8.00%,
		11/15/29 (144A)	1,283,451
	4,155,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	3,545,758
	1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,003,910
	862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	831,830
		Total Commercial Services	$ 13,603,460

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 19

Schedule of Investments | 9/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Computers — 0.9%
	1,810,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 985,011
	175,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	133,058
	980,000	NCR Corp., 5.00%, 10/1/28 (144A)	771,043
		Total Computers	$ 1,889,112
		Diversified Financial Services — 8.9%
	2,150,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 1,979,075
	1,259,858(g)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	1,000,488
	4,055,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	3,558,263
	140,000(h)	Credito Real SAB de CV SOFOM ER, 8.00%,
		1/21/28 (144A)	1,575
	1,500,000(h)	Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/26 (144A)	16,875
EUR	480,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	362,838
GBP	820,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	714,145
	2,225,479(g)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50%
		Cash), 9/15/24 (144A)	1,674,673
	1,130,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
		5.00%, 8/15/28 (144A)	833,375
	1,020,000	Nationstar Mortgage Holdings, Inc., 5.125%,
		12/15/30 (144A)	739,704
	845,000	Nationstar Mortgage Holdings, Inc., 6.00%,
		1/15/27 (144A)	721,419
	160,000	OneMain Finance Corp., 6.625%, 1/15/28	137,280
	755,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	654,236
	3,415,000	Provident Funding Associates LP/PFG Finance
		Corp., 6.375%, 6/15/25 (144A)	3,103,381
	1,051,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	798,760
	1,860,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	1,473,869
	1,705,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
		7.875%, 5/1/27 (144A)	1,532,795
		Total Diversified Financial Services	$ 19,302,751
		Electric — 1.5%
	825,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 852,477
	1,010,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
		588 bps), 9/24/73 (144A)	1,007,475
	676,000	NRG Energy, Inc., 6.625%, 1/15/27	661,984
	674,026	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
		12/15/25 (144A)	650,435
	6,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	5,617
		Total Electric	$ 3,177,988

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Electrical Components & Equipments — 0.6%
	750,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 750,412
	520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	509,315
		Total Electrical Components & Equipments	$ 1,259,727
		Energy-Alternate Sources — 0.1%
	196,814(g)	SCC Power Plc, 4.00%, 5/17/32 (144A)	$ 15,352
	363,349(g)	SCC Power Plc, 8.00%, 12/31/28 (144A)	137,164
		Total Energy-Alternate Sources	$ 152,516
		Engineering & Construction — 1.3%
	3,010,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 2,423,050
	475,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
		6.00%, 2/1/26 (144A)	428,688
		Total Engineering & Construction	$ 2,851,738
		Entertainment — 5.3%
	2,264,138	AMC Entertainment Holdings, Inc., 10.00%,
		6/15/26 (144A)	$ 1,545,274
EUR	870,400	Cirsa Finance International S.a.r.l., 6.25%,
		12/20/23 (144A)	829,577
	380,000	International Game Technology Plc, 4.125%,
		4/15/26 (144A)	347,305
	395,000	International Game Technology Plc, 6.25%,
		1/15/27 (144A)	382,206
	208,000	International Game Technology Plc, 6.50%,
		2/15/25 (144A)	207,480
EUR	755,000	Lottomatica S.p.A., 9.75%, 9/30/27 (144A)	739,834
	1,880,000	Mohegan Gaming & Entertainment, 8.00%,
		2/1/26 (144A)	1,569,104
	705,000	Scientific Games Holdings LP/Scientific Games US
		FinCo, Inc., 6.625%, 3/1/30 (144A)	565,128
	1,910,000	Scientific Games International, Inc., 7.00%,
		5/15/28 (144A)	1,800,844
	1,910,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,777,656
	2,035,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	1,689,864
		Total Entertainment	$ 11,454,272
		Environmental Control — 0.4%
	766,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 825,365
		Total Environmental Control	$ 825,365
		Food — 1.7%
	531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 7.50%, 3/15/26 (144A)	$ 534,167

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 21

Schedule of Investments | 9/30/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Food — (continued)
1,043,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 926,059
2,795,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	2,208,050
	Total Food	$ 3,668,276
	Forest Products & Paper — 2.1%
2,035,000	Mercer International, Inc., 5.125%, 2/1/29	$ 1,621,651
3,290,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	2,807,586
	Total Forest Products & Paper	$ 4,429,237
	Healthcare-Products — 0.8%
1,809,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 1,774,628
	Total Healthcare-Products	$ 1,774,628
	Healthcare-Services — 4.4%
975,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 789,750
580,000	CHS/Community Health Systems, Inc., 5.625%,
	3/15/27 (144A)	446,426
265,000	CHS/Community Health Systems, Inc., 6.00%,
	1/15/29 (144A)	194,771
580,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	548,805
385,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	268,425
2,640,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	2,356,332
2,396,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	2,330,086
1,645,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	1,381,800
2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,146,392
	Total Healthcare-Services	$ 9,462,787
	Home Builders — 1.7%
475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 440,562
1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	912,450
1,680,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US LLC, 4.875%, 2/15/30 (144A)	1,243,645
1,035,000	KB Home, 7.625%, 5/15/23	1,033,810
	Total Home Builders	$ 3,630,467
	Housewares — 0.1%
250,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 226,605
	Total Housewares	$ 226,605
	Insurance — 6.0%
3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 3,996,336
3,075,000(c)	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR +
	712 bps), 6/15/58 (144A)	4,027,112
3,000,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3,399,955

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)			Value
		Insurance — (continued)
	1,100,000	MetLife, Inc., 10.75%, 8/1/39	$ 1,432,482
		Total Insurance	$ 12,855,885
		Internet — 0.7%
	1,410,000	Cogent Communications Group, Inc., 7.00%,
		6/15/27 (144A)	$ 1,326,043
	205,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	206,338
		Total Internet	$ 1,532,381
		Iron & Steel — 1.9%
	1,855,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 1,785,994
	205,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	197,206
	865,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	835,936
	1,860,000	TMS International Corp., 6.25%, 4/15/29 (144A)	1,320,321
		Total Iron & Steel	$ 4,139,457
		Leisure Time — 3.5%
	215,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 163,400
EUR	280,000	Carnival Corp., 7.625%, 3/1/26 (144A)	215,299
	285,000	Carnival Corp., 10.50%, 2/1/26 (144A)	281,982
EUR	731,000	Carnival Plc, 1.00%, 10/28/29	343,800
	1,295,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	985,158
	735,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	554,705
	360,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	265,491
	745,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	521,977
	270,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	274,725
	380,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	403,750
	1,360,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	1,237,627
	2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,414,982
		Total Leisure Time	$ 7,662,896
		Lodging — 1.6%
	535,000	Boyd Gaming Corp., 4.75%, 6/15/31 (144A)	$ 433,189
	315,000	Hyatt Hotels Corp., 5.625%, 4/23/25	311,474
	390,000	Hyatt Hotels Corp., 6.00%, 4/23/30	378,044
	1,700,000	MGM Resorts International, 6.00%, 3/15/23	1,700,510
	725,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	679,138
		Total Lodging	$ 3,502,355
Machinery-Construction & Mining — 0.4%
	955,000	Terex Corp., 5.00%, 5/15/29 (144A)	$ 819,615
		Total Machinery-Construction & Mining	$ 819,615

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 23

Schedule of Investments | 9/30/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Media — 3.0%
480,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 115,631
2,050,000	Cengage Learning, Inc., 9.50%, 6/15/24 (144A)	1,921,875
825,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	544,946
1,057,000	Gray Television, Inc., 7.00%, 5/15/27 (144A)	994,108
3,530,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	2,898,042
55,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	52,486
	Total Media	$ 6,527,088
	Metal Fabricate/Hardware — 0.4%
1,185,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 888,750
	Total Metal Fabricate/Hardware	$ 888,750
	Mining — 1.7%
940,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 830,330
1,665,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	1,258,057
375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	346,024
705,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	634,500
692,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	557,565
	Total Mining	$ 3,626,476
	Oil & Gas — 16.0%
2,430,000	Aethon United BR LP/Aethon United Finance
	Corp., 8.25%, 2/15/26 (144A)	$ 2,348,206
1,105,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 5.875%, 6/30/29 (144A)	983,450
4,000,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	4,020,000
624,000	Cenovus Energy, Inc., 6.75%, 11/15/39	619,619
2,085,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	2,046,484
2,135,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	1,910,825
830,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31
	(144A)	719,101
833,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	755,947
870,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	691,650
1,010,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	906,475
1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,558,025
1,280,000	Murphy Oil Corp., 6.375%, 7/15/28	1,209,600
305,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	281,500
1,109,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	905,277
2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	1,856,730
2,010,000	Occidental Petroleum Corp., 4.40%, 4/15/46	1,652,009
2,560,000	Parkland Corp., 4.625%, 5/1/30 (144A)	2,075,328
692,000	Petroleos Mexicanos, 6.70%, 2/16/32	485,525
579,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	511,202

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
2,269,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	$ 1,815,200
1,015,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	984,550
885,000	Southwestern Energy Co., 4.75%, 2/1/32	741,718
1,720,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	1,572,381
2,075,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,753,375
1,750,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	1,610,000
1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	584,500
	Total Oil & Gas	$ 34,598,677
	Oil & Gas Services — 3.0%
385,000	Archrock Partners LP/Archrock Partners Finance
	Corp., 6.25%, 4/1/28 (144A)	$ 338,413
2,583,000	Archrock Partners LP/Archrock Partners Finance
	Corp., 6.875%, 4/1/27 (144A)	2,313,284
3,140,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	3,179,250
703,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	638,904
	Total Oil & Gas Services	$ 6,469,851
	Packaging & Containers — 0.6%
1,600,000	OI European Group BV, 4.75%, 2/15/30 (144A)	$ 1,272,000
	Total Packaging & Containers	$ 1,272,000
	Pharmaceuticals — 1.6%
1,376,000(h)	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%,
	7/31/27 (144A)	$ 199,520
965,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	723,605
579,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	457,421
2,080,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	2,010,133
	Total Pharmaceuticals	$ 3,390,679
	Pipelines — 8.1%
1,770,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 1,408,987
910,000	DCP Midstream Operating LP, 5.60%, 4/1/44	819,180
1,175,000(c)	DCP Midstream Operating LP, 5.85% (3 Month USD
	LIBOR + 385 bps), 5/21/43 (144A)	1,125,925
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,137,831
1,060,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 7.125%, 6/1/28 (144A)	931,040
1,524,000(a)	Energy Transfer LP, 5.80% (3 Month USD LIBOR +
	302 bps), 11/1/66	1,152,852

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 25

Schedule of Investments | 9/30/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
1,965,000(c)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	$ 1,614,334
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	173,814
270,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	197,227
717,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	545,420
770,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.00%, 1/15/27	675,675
421,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	383,333
1,375,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	1,304,875
1,515,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	1,416,007
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	984,016
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	1,876,394
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	1,640,219
	Total Pipelines	$ 17,387,129
	REITs — 1.7%
230,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 6.00%, 1/15/30 (144A)	$ 146,119
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	3,587,776
	Total REITs	$ 3,733,895
	Retail — 1.7%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,243,100
1,365,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	1,057,010
880,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	510,400
275,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	220,853
798,000	Staples, Inc., 7.50%, 4/15/26 (144A)	670,009
	Total Retail	$ 3,701,372
	Software — 1.1%
2,245,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 1,774,829
1,350,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	634,426
	Total Software	$ 2,409,255
	Telecommunications — 5.7%
1,495,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 948,312
1,169,000	Altice France Holding SA, 10.50%, 5/15/27 (144A)	915,626
270,000	Altice France SA, 5.125%, 1/15/29 (144A)	199,190
1,934,000	CommScope Technologies LLC, 6.00%, 6/15/25 (144A)	1,718,262
910,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	742,251
119,296	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 8.00%, 12/31/26 (144A)	72,621
298,833	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 8.75%, 5/25/24 (144A)	273,432

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Telecommunications — (continued)
175,645(g)	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 13.00% (7.00% PIK or 6.00% Cash),
	12/31/25 (144A)	$ 140,309
1,050,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	643,982
1,620,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	1,522,573
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,126,077
41,000	Sprint Corp., 7.625%, 3/1/26	42,408
2,385,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	1,976,304
	Total Telecommunications	$ 12,321,347
	Transportation — 3.9%
2,640,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,966,325
1,375,000	Danaos Corp., 8.50%, 3/1/28 (144A)	1,319,259
820,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	631,454
1,500,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	1,440,000
1,240,000	Watco Cos. LLC/Watco Finance Corp., 6.50%,
	6/15/27 (144A)	1,128,592
2,055,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,834,190
	Total Transportation	$ 8,319,820
	Trucking & Leasing — 0.3%
690,000	Fortress Transportation and Infrastructure Investors
	LLC, 9.75%, 8/1/27 (144A)	$ 674,689
	Total Trucking & Leasing	$ 674,689
	TOTAL CORPORATE BONDS
	(Cost $289,259,394)	$ 254,291,452

Shares
	CONVERTIBLE PREFERRED STOCK — 0.9% of
	Net Assets
	Banks — 0.9%
1,600(f)	Wells Fargo & Co., 7.50%	$ 1,926,400
	Total Banks	$ 1,926,400
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,022,424)	$ 1,926,400
	PREFERRED STOCK — 1.4% of Net Assets
	Diversified Financial Services — 1.4%
3,000(c)(f)	Compeer Financial ACA, 6.75% (3 Month USD
	LIBOR + 458 bps) (144A)	$ 2,985,000
	Total Diversified Financial Services	$ 2,985,000

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 27

Schedule of Investments | 9/30/22

(unaudited) (continued)

Shares		Value
Internet — 0.0%†
129,055	MYT Holding LLC, 10.00%, 6/6/29	$ 114,536
	Total Internet	$ 114,536
TOTAL PREFERRED STOCK
	(Cost $3,235,604)	$ 3,099,536
RIGHTS/WARRANTS — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
21,700(b)	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
Metals & Mining — 0.0%†
1,819,798(i)	ANR, Inc., 3/31/23	$ 12,739
	Total Metals & Mining	$ 12,739
RIGHTS/WARRANTS
	(Cost $—)	$ 12,739

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 5.9% of
Net Assets
Event Linked Bonds — 0.4%
Inland Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 14.497%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 100,000
250,000(a)	FloodSmart Re, 16.827%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	50,000
$ 150,000
Multiperil – U.S. — 0.3%
250,000(a)	Matterhorn Re, 8.287%, (SOFR + 532 bps),
	3/24/25 (144A)	$ 240,000
250,000(a)	Matterhorn Re, 10.722%, (SOFR + 775 bps),
	3/24/25 (144A)	242,500
250,000(a)	Residential Reinsurance 2021 Re, 15.157%, (3 Month U.S.
	Treasury Bill + 1,175 bps), 12/6/25 (144A)	235,000
$ 717,500
	Total Event Linked Bonds	$ 867,500

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.5%
	Multiperil – Massachusetts — 0.1%
350,000(j)+	Portsalon Re 2022, 5/31/28	$ 304,179
	Multiperil – Worldwide — 0.4%
250,000(j)+	Amaranth Re 2022, 12/31/27	$ 242,242
250,000(j)+	Aureolin Re 2022, 3/31/28	236,856
350,000(j)+	Celadon Re 2022, 3/31/28	323,009
500,000(b)(j)+	Cypress Re 2017, 1/31/23	50
54,000(j)+	Limestone Re, 10/1/23 (144A)	—
		$ 802,157
	Total Collateralized Reinsurance	$ 1,106,336
	Reinsurance Sidecars — 4.7%
	Multiperil – U.S. — 0.0%†
500,000(b)(k)+	Harambee Re 2018, 12/31/22	$ —
600,000(k)+	Harambee Re 2019, 12/31/22	300
		$ 300
	Multiperil – Worldwide — 4.7%
3,037(k)+	Alturas Re 2019-2, 3/10/23	$ 1,033
24,550(k)+	Alturas Re 2019-3, 9/12/23	555
162,311(j)+	Alturas Re 2020-1A, 3/10/23 (144A)	4,707
29,558(k)+	Alturas Re 2020-2, 1/31/23	6,266
1,000,000(b)(j)+	Bantry Re 2022, 12/31/27	1,042,682
1,167,977(b)(j)+	Berwick Re 2018-1, 12/31/22	90,285
834,446(b)(j)+	Berwick Re 2019-1, 12/31/22	99,716
1,000,000(b)(j)+	Berwick Re 2022, 12/31/27	1,035,943
750,000(b)(j)+	Gleneagles Re 2022, 12/31/27	781,250
1,000,000(b)(j)+	Gullane Re 2022, 12/31/27	1,074,403
499,318(b)(k)+	Lorenz Re 2019, 6/30/23	949
500,000(b)(j)+	Merion Re 2018-2, 12/31/22	75,700
1,000,000(b)(j)+	Merion Re 2022-2, 12/31/27	1,053,457
1,000,000(b)(j)+	Pangaea Re 2016-2, 11/30/22	1,783
500,000(b)(j)+	Pangaea Re 2018-1, 12/31/22	10,527
1,000,000(b)(j)+	Pangaea Re 2018-3, 7/1/23	20,743
409,624(b)(j)+	Pangaea Re 2019-1, 2/1/23	8,535
735,313(b)(j)+	Pangaea Re 2019-3, 7/1/23	26,450
1,250,000(b)(j)+	Pangaea Re 2022-1, 12/31/27	1,335,913
350,000(b)(j)+	Pangaea Re 2022-3, 5/31/28	359,204
20,000(j)+	Sector Re V, 12/1/24 (144A)	57,530
1,500,000(j)+	Sector Re V, 12/1/26 (144A)	1,385,648
250,000(j)+	Sussex Re 2020-1, 12/31/22	375
1,500,000(b)(k)+	Thopas Re 2022, 12/31/27	1,483,950
500,000(j)+	Versutus Re 2018, 12/31/22	—

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 29

Schedule of Investments | 9/30/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
Multiperil — (continued)
441,274(j)+	Versutus Re 2019-A, 12/31/22	$ —
58,727(j)+	Versutus Re 2019-B, 12/31/22	—
253,645(b)(j)+	Woburn Re 2018, 12/31/22	8,720
244,914(b)(j)+	Woburn Re 2019, 12/31/22	46,861
$ 10,013,185
	Total Reinsurance Sidecars	$ 10,013,485
Industry Loss Warranties — 0.3%
Windstorm – U.S — 0.1%
250,000(j)+	Ballylifin Re 2022, 5/31/28	$ 239,363
Windstorm – U.S. Regional — 0.2%
500,000(j)+	Flavescent Re 2022, 11/30/27	$ 486,875
	Total Industry Loss Warranties	$ 726,238
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $13,394,206)	$ 12,713,559

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS — 1.0% of
Net Assets
Mexico — 0.9%
MXN 38,420,700	Mexican Bonos, 8.000%, 12/7/23	$ 1,850,287
	Total Mexico	$ 1,850,287
Russia — 0.1%
313,200(l)	Russian Government International Bond, 7.500%, 3/31/30	$ 223,938
	Total Russia	$ 223,938
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $2,275,512)	$ 2,074,225

Shares
SHORT TERM INVESTMENTS — 4.6% of
Net Assets
Open-End Fund — 4.6%
9,796,448(m)	Dreyfus Government Cash Management, Institutional
	Shares, 2.75%	$ 9,796,448
$ 9,796,448
TOTAL SHORT TERM INVESTMENTS
	(Cost $9,796,448)	$ 9,796,448

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Number of				Strike	Expiration
Contracts	Description	Counterparty Amount		Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY
CALL OPTION PURCHASED — 0.3%
3,625,000	Call EUR	Bank of	EUR 55,708	EUR 1.20	10/19/22	$ 592,886
	Put USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
CALL OPTION PURCHASED
	(Premiums paid $55,708)					$ 592,886
OVER THE COUNTER (OTC) CURRENCY
PUT OPTION PURCHASED — 0.0%†
3,300,000	Put EUR	JPMorgan	EUR 55,259	EUR 0.99 1	/23/23	$ 97,523
	Call USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
PUT OPTION PURCHASED
	(Premiums paid $55,259)					$ 97,523
TOTAL OPTIONS PURCHASED
	(Premiums paid $110,967)					$ 690,409
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 147.2%
	(Cost $355,089,771)					$ 317,461,600
OVER THE COUNTER (OTC) CURRENCY
CALL OPTION WRITTEN — (0.0%)†
(3,300,000)	Call EUR	JPMorgan	EUR 55,259	EUR 1.09	1/23/23	$ (15,240)
	Put USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
CALL OPTION WRITTEN
	(Premiums received $(55,259))					$ (15,240)
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION WRITTEN — 0.0%†
(3,625,000)	Put EUR	Bank of	EUR 55,708	EUR 1.45	10/19/22	$ —
	Call USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
PUT OPTION WRITTEN
	(Premiums received $(55,708))					$ —
TOTAL OPTIONS WRITTEN
	(Premiums received $(110,967))					$ (15,240)
	OTHER ASSETS AND LIABILITIES — (47.2)%					$(101,734,743)
	NET ASSETS — 100.0%					$ 215,711,617

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 31

Schedule of Investments | 9/30/22

(unaudited) (continued)

SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to
$231,457,613, or 107.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2022.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2022.
(d)	Security is priced as a unit.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is in default.
(i)	ANR, Inc., 3/31/23 warrants are exercisable into 1,819,798 shares.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2022.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 1,033
Alturas Re 2019-3	6/26/2019	24,550	555
Alturas Re 2020-1A	12/27/2019	162,311	4,707
Alturas Re 2020-2	1/1/2020	29,558	6,266
Amaranth Re 2022	1/21/2022	221,062	242,242
Aureolin Re 2022	5/5/2022	224,500	236,856
Ballylifin Re 2022	7/15/2022	203,625	239,363
Bantry Re 2022	1/28/2022	1,000,000	1,042,682
Berwick Re 2018-1	1/10/2018	170,602	90,285
Berwick Re 2019-1	12/31/2018	99,709	99,716
Berwick Re 2022	12/28/2021	1,000,000	1,035,943
Celadon Re 2022	9/13/2022	297,710	323,009

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Restricted Securities	Acquisition date	Cost	Value
Cypress Re 2017	1/24/2017	$ 1,681	$ 50
Flavescent Re 2022	7/26/2022	451,250	486,875
FloodSmart Re	2/8/2022	247,664	50,000
FloodSmart Re	2/14/2022	250,000	100,000
Gleneagles Re 2022	1/18/2022	750,000	781,250
Gullane Re 2022	2/14/2022	1,000,000	1,074,403
Harambee Re 2018	12/19/2017	10,612	—
Harambee Re 2019	12/20/2018	—	300
Limestone Re	6/20/2018	359	—
Lorenz Re 2019	6/26/2019	115,399	949
Matterhorn Re	3/10/2022	250,000	240,000
Matterhorn Re	3/10/2022	250,000	242,500
Merion Re 2018-2	12/28/2017	20,576	75,700
Merion Re 2022-2	2/22/2022	1,000,000	1,053,457
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	4,301	8,535
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2022-1	1/7/2022	1,250,000	1,335,913
Pangaea Re 2022-3	6/15/2022	350,000	359,204
Portsalon Re 2022	7/15/2022	283,022	304,179
Residential Reinsurance 2021 Re	10/28/2021	250,000	235,000
Sector Re V	1/1/2020	20,000	57,530
Sector Re V	12/6/2021	1,500,000	1,385,648
Sussex Re 2020-1	1/23/2020	—	375
Thopas Re 2022	2/7/2022	1,500,000	1,483,950
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Woburn Re 2018	3/20/2018	79,862	8,720
Woburn Re 2019	1/30/2019	38,393	46,861
Total Restricted Securities			$12,713,559
% of Net assets			5.9%

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 33

Schedule of Investments | 9/30/22

(unaudited) (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	7,300,000	EUR	708,348	HSBC Bank	10/7/22	$ (24,136)
				USA NA
USD	1,435,466	EUR	1,438,000	JPMorgan	11/18/22	21,316
				Chase Bank NA
EUR	1,330,000	USD	1,372,097	State Street	10/27/22	(66,210)
				Bank & Trust Co.
EUR	190,000	USD	192,991	State Street	11/18/22	(6,142)
				Bank & Trust Co.
EUR	5,095,000	USD	5,078,654	State Street	12/15/22	(55,636)
				Bank & Trust Co.
USD	721,459	GBP	635,000	State Street	12/15/22	11,642
				Bank & Trust Co.
USD	739,099	EUR	755,000	State Street	12/15/22	(5,235)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(124,401)

SWAP CONTRACTS

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION

		Reference/		Annual			Unrealized
Notional		Obligation	Pay/	Fixed	Expiration	Premiums	Appreciation	Market
Amount ($)(1)	Counterparty	Index	Receive(3)	Rate	Date	(Received)	(Depreciation)	Value
988,000	JPMorgan	United	Receive	5.00%	6/20/27	$ (86,659)	$(32,783)	$ (119,442)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
329,000	JPMorgan	United	Receive	5.00%	6/20/27	(32,884)	(6,890)	(39,774)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
433,000	JPMorgan	United	Receive	5.00%	6/22/27	(43,303)	(9,044)	(52,347)
	Chase	Airlines
	Bank NA	Holdings,
		Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION						$ (162,846)	$(48,717)	$ (211,563)

TOTAL SWAP CONTRACTS						$ (162,846)	$(48,717)	$ (211,563)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

Purchases and sales of securities (excluding short-term investments) for the six months ended September 30, 2022, aggregated $17,036,635 and $39,409,983, respectively.

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $355,215,975 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 8,480,790
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(46,586,369)
Net unrealized depreciation	$(38,105,579)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 9,512,448	$ —	$ 9,512,448
Common Stocks
Oil, Gas & Consumable
Fuels	184,449	341,126	—	525,575
Specialty Retail	—	—	83,936	83,936
All Other Common Stocks	495,875	—	—	495,875
Collateralized Mortgage
Obligations	—	7,411,486	—	7,411,486
Commercial Mortgage-
Backed Securities	—	9,399,104	—	9,399,104

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 35

Schedule of Investments | 9/30/22

(unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Convertible Corporate Bonds	$ —	$ 5,428,408	$ —	$ 5,428,408
Corporate Bonds	—	254,291,452	—	254,291,452
Convertible Preferred Stock	1,926,400	—	—	1,926,400
Preferred Stock
Diversified Financial
Services	2,985,000	—	—	2,985,000
Internet	—	114,536	—	114,536
Rights/Warrants	12,739	—	—	12,739
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	304,179	304,179
Multiperil – Worldwide	—	—	802,157	802,157
Reinsurance Sidecars
Multiperil – U.S.	—	—	300	300
Multiperil – Worldwide	—	—	10,013,185	10,013,185
Industry Loss Warranties
Windstorm – U.S	—	—	239,363	239,363
Windstorm – U.S. Regional	—	—	486,875	486,875
All Other Insurance-Linked
Securities	—	867,500	—	867,500
Foreign Government Bonds	—	2,074,225	—	2,074,225
Open-End Fund	9,796,448	—	—	9,796,448
Over The Counter (OTC)
Currency Put
Option Purchased	—	97,523	—	97,523
Over The Counter (OTC)
Currency Call Option
Purchased	—	592,886	—	592,886
Total Investments
in Securities	$15,400,911	$ 290,130,694	$11,929,995	$ 317,461,600
Other Financial Instruments
Credit Agreement(a)	$ —	$(107,500,000)	$ —	$ (107,500,000)
Over The Counter (OTC)
Currency Call Option
Written	—	(15,240)	—	(15,240)
Over The Counter (OTC)
Currency Put Option
Written	—	—*	—	—*
Net unrealized depreciation
on forward foreign
currency exchange
contracts	—	(124,401)	—	(124,401)
Swap contracts, at value	—	(211,563)	—	(211,563)
Total Other
Financial Instruments	$ —	$(107,851,204)	$ —	$(107,851,204)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 3/31/22	$104,409	$10,009,688	$10,114,097
Realized gain (loss)(1)	—	(23,171)	(23,171)
Changed in unrealized appreciation
(depreciation)(2)	(20,473)	172,888	152,415
Accrued discounts/premiums	—	(55,085)	(55,085)
Purchases	—	1,810,107	1,810,107
Sales	—	(68,368)	(68,368)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 9/30/22	$ 83,936	$11,846,059	$11,929,995

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended September 30, 2022, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at September 30, 2022:	$131,572

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 37

Statement of Assets and Liabilities | 9/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $355,089,771)	$ 317,461,600
Cash	282,889
Foreign currencies, at value (cost $980)	986
Receivables —
Investment securities sold	124,470
Interest	6,353,929
Other assets	112
Total assets	$ 324,223,986
LIABILITIES:
Payables —
Credit agreement	$ 107,500,000
Interest expense	1,251
Due to broker	520,000
Swap contracts, at value (net premiums received $162,846)	211,563
Written options outstanding (net premiums received $110,967)	15,240
Net unrealized depreciation on forward foreign currency exchange contracts	124,401
Reserve for repatriation taxes	2,130
Due to affiliates	21,619
Accrued expenses	116,165
Total liabilities	$ 108,512,369
NET ASSETS:
Paid-in capital	$ 372,967,794
Distributable earnings	(157,256,177)
Net assets	$ 215,711,617
NET ASSET VALUE PER SHARE:
No par value
Based on $215,711,617/29,341,635 common shares	$ 7.35

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 9/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 12,940,018
Dividends from unaffiliated issuers	215,511
Total Investment Income		$ 13,155,529
EXPENSES:
Management fees	$ 1,044,608
Administrative expenses	32,367
Transfer agent fees	9,700
Shareowner communications expense	30,367
Custodian fees	518
Professional fees	91,686
Printing expense	29,598
Directors’ fees	7,650
Interest expense	1,329,005
Miscellaneous	23,474
Total expenses		$ 2,598,973
Net investment income		$ 10,556,556
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of ($2,130))	$ (4,696,173)
Forward foreign currency exchange contracts	(414,585)
Swap contracts	12,277
Other assets and liabilities denominated in
foreign currencies	131,708	$ (4,966,773)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(4,159))	$(40,534,139)
Forward foreign currency exchange contracts	(244,175)
Swap contracts	(48,717)
Written options	48,364
Other assets and liabilities denominated in
foreign currencies	(6,175)	$(40,784,842)
Net realized and unrealized gain (loss) on investments		$(45,751,615)
Net increase in net assets resulting from operations		$(35,195,059)

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 39

Statements of Changes in Net Assets

Six Months
	Ended	Year
	9/30/22	Ended
	(unaudited)	3/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 10,556,556	$ 23,544,427
Net realized gain (loss) on investments	(4,966,773)	908,403
Change in net unrealized appreciation (depreciation)
on investments	(40,784,842)	(19,160,947)
Net increase (decrease) in net assets resulting
from operations	$ (35,195,059)	$ 5,291,883
DISTRIBUTIONS TO SHAREOWNERS:
($0.38 and $0.83 per share, respectively)	$ (11,003,113)	$ (24,317,301)
Total distributions to shareowners	$ (11,003,113)	$ (24,317,301)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ —	$ 1,070,059
Net increase in net assets resulting from Fund
share transactions	$ —	$ 1,070,059
Net decrease in net assets	$ (46,198,172)	$ (17,955,359)
NET ASSETS:
Beginning of period	$261,909,789	$279,865,148
End of period	$215,711,617	$261,909,789

	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/22	9/30/22	Ended	Ended
	Shares	Amount	3/31/22	3/31/22
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	—	—	109,864	1,070,059
Less shares repurchased
through tender offer
(Note 9)	—	—	—	—
Net increase	—	$ —	109,864	$ 1,070,059

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Statement of Cash Flows (unaudited)

FOR THE SIX MONTHS ENDED 9/30/22

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(35,195,059)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(24,215,900)
Proceeds from disposition and maturity of investment securities	39,808,051
Net sales of temporary cash investments	(6,146,319)
Proceeds from written options	55,259
Proceeds from swap contracts	162,846
Decrease in interest receivable	324,478
Decrease in due to affiliates	(2,431)
Increase in due to brokers	520,000
Decrease in directors’ fees payable	(161)
Decrease in accrued expenses payable	(21,047)
Change in unrealized depreciation on investments in unaffiliated issuers	40,534,139
Change in unrealized depreciation on forward foreign currency exchange contracts	244,175
Change in unrealized depreciation on swaps	48,717
Change in unrealized appreciation on written options	(48,364)
Net realized loss on investments	4,696,173
Net accretion and amortization of discount/premium on investment securities	(496,628)
Net cash, restricted cash and foreign currencies from operating activities	$ 20,267,929
Cash Flows Used in Financing Activities:
Borrowings repaid	(9,000,000)
Decrease in interest expense payable	373
Distributions to shareowners	(11,003,113)
Net cash, restricted cash and foreign currencies used in	$(20,002,740)
NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	$ 265,189
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 18,686
End of period*	$ 283,875
Cash Flow Information:
Cash paid for interest	$ 1,328,632

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Six Months	Year
	Ended	Ended
	9/30/22	3/31/22
Cash	$282,889	$ 7,686
Foreign currencies, at value	986	11,000
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$283,875	$18,686

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 41

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Per Share Operating Performance
Net asset value, beginning of period	$ 8.93	$ 9.57	$ 7.25	$ 9.91	$ 10.52	$ 10.70
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.36	$ 0.80	$ 0.80	$ 0.81	$ 0.80	$ 0.85
Net realized and unrealized gain (loss) on investments	(1.56)	(0.61)	2.36	(2.66)	(0.62)	(0.25)
Net increase (decrease) from investment operations	$ (1.20)	$ 0.19	$ 3.16	$ (1.85)	$ 0.18	$ 0.60
Distributions to shareowners:
Net investment income	$ (0.38)*	$ (0.83)*	$ (0.84)*	$ (0.81)	$ (0.79)	$ (0.78)
Net increase (decrease) in net asset value	$ (1.58)	$ (0.64)	$ 2.32	$ (2.66)	$ (0.61)	$ (0.18)
Net asset value, end of period	$ 7.35	$ 8.93	$ 9.57	$ 7.25	$ 9.91	$ 10.52
Market value end of period	$ 6.46	$ 8.12	$ 9.37	$ 6.42	$ 8.95	$ 9.39
Total return at net asset value(b)	(13.30)%(c)	1.91%	46.08%	(19.93)%	2.79%	6.38%
Total return at market value(b)	(16.20)%(c)	(5.35)%	61.52%	(21.49)%	4.00%	2.94%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(d)	2.20%(e)	1.61%	1.60%	2.35%	2.41%	2.14%
Net investment income available to shareowners	8.93%(e)	8.45%	9.10%	8.17%	7.93%	7.88%
Portfolio turnover rate	5%(c)	38%	50%	36%	33%	29%
Net assets, end of period (in thousands)	$215,712	$261,910	$279,865	$211,861	$289,556	$307,410

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Total amount of debt outstanding (in thousands)	$107,500	$116,500	$123,000	$ 99,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$3,007	$ 3,248	$ 3,275	$ 3,140	$ 3,316	$ 3,459

*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Includes interest expense of 1.12%, 0.45%, 0.53%, 1.37%, 1.42% and 1.05%, respectively.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 43

Notes to Financial Statements | 9/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2002. Prior to commencing operations on April 26, 2002, the Fund had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to provide a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a

44 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 45

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

46 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2022, two securities were valued using fair value methods representing 0.04% of net assets. The value of these fair valued securities was $93,466.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 47

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or

48 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$24,317,301
Total	$24,317,301

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 927,620
Capital loss carryforward	(114,607,166)
Net unrealized appreciation	2,621,541
Total	$(111,058,005)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, purchased options and partnerships.

E.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 49

inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests primarily in below-investment-grade (high-yield) debt securities, loans and preferred stocks. Some of the Fund's investments in high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely

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affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

52 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

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Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2022 are listed in the Schedule of Investments.

G.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult

54 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.	Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended September 30, 2022, was $385,308. Open purchased options at September 30, 2022, are listed in the Schedule of Investments.

I.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement

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of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended September 30, 2022, was $(7,941). Open written options contracts at September 30, 2022, are listed in the Schedule of Investments.

J.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

During the six months ended September 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended September 30, 2022, was $9,675,963 and $5,712,149 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at September 30, 2022, are listed in the Schedule of Investments.

K.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

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As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

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Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2022, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended September 30, 2022, was $(70,521). Open credit default swap contracts at September 30, 2022, are listed in the Schedule of Investments.

L.	Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

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Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

M. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months  ended September 30, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2.  Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt

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securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended September 30, 2022, the net management fee was 0.60% (annualized) of the Fund’s average daily managed assets, which was equivalent to 0.88% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,619 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2022, the Fund paid $7,650 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At September 30, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

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5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”.

Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$592,886	$ —	$ —	$ —	$592,886
HSBC Bank USA NA	—	—	—	—	—
JPMorgan Chase
Bank NA	118,838	(118,838)	—	—	—
State Street
Bank & Trust Co.	11,642	(11,642)	—	—	—
Total	$723,366	$(130,480)	$ —	$ —	$592,886

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash Net	Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ —	$ —	$ —	$ —	$ —
HSBC Bank USA NA	24,136	—	—	—	24,136
JPMorgan Chase
Bank NA	226,803	(118,838)	—	—	107,965
State Street
Bank & Trust Co.	133,223	(11,642)	—	—	121,581
Total	$384,162	$(130,480)	$ —	$ —	$253,682

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

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Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2022, was as follows:

Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$ —	$ —	$690,408	$ —	$ —
Total Value	$ —	$ —	$690,408	$ —	$ —

Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$124,401	$ —	$ —
Call options written	—	—	15,240	—	—
Swap contracts
at value	—	211,563	—	—	—
Total Value	$ —	$211,563	$139,641	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 63

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(414,585)	$ —	$ —
Swap contracts	—	12,277	—	—	—
Total Value	$ —	$12,277	$(414,585)	$ —	$ —

Change in Net
Unrealized
Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(244,175)	$ —	$ —
Options purchased*	—	—	493,451	—	—
Options written	—	—	48,364	—	—
Swap contracts	—	(48,717)	—	—	—
Total Value	$ —	$(48,717)	$ 297,640	$ —	$ —

*	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of September 30, 2022, the Fund had no unfunded loan commitments outstanding.

8. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

64 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

Transactions in common shares for the six months ended September 30, 2022 and the year ended March 31, 2022, were as follows:

	9/30/22	3/31/22
Shares outstanding at beginning of period	29,341,635	29,231,771
Shares outstanding at end of period	29,341,635	29,341,635

9. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.

At September 30, 2022, the Fund had a borrowing outstanding under the credit agreement totaling $107,500,000. The interest rate charged at September 30, 2022 was 3.58%. During the six months ended September 30, 2022, the average daily balance was $111,357,924 at an average interest rate of 2.35%. Interest expense of $1,329,005 in connection with the credit agreement is included in the Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Subsequent Events

A monthly distribution was declared on October 4, 2022 of $0.0625 per share payable October 31, 2022, to shareowners of record on October 18, 2022.

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Additional Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pioneer High Income Fund, Inc. was held on September 15, 2022. Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock voted:

Proposal - To elect three Class II Directors of the Fund, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:

Nominee	For	Against	Abstained
John E. Baumgardner, Jr.	22,683,066	883,239	400,742
Lisa M. Jones	22,537,689	1,008,319	421,039
Lorraine H. Monchak	22,435,030	1,111,967	420,050

In addition to Mr. Baumgardner, Ms. Jones and Ms. Monchak, the other Directors of the Fund at the time of the Annual Meeting, Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Thomas J. Perna, Marguerite M. Piret, Fred J. Ricciardi and Kenneth J. Taubes, continue to serve as Directors of the Fund.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2022, July 2022 and September 2022. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 67

management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year was in the second quintile (including investment-related expenses) and in the first quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the

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fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that had not raised additional capital in the preceding year, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

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Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22 71

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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76 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 19432-16-1122

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date December 6, 2022

* Print the name and title of each signing officer under his or her signature.